UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  The Annual and Special Meeting of Shareholders of TMC the metals company Inc. (the “Company”) was held in a virtual format on May 31, 2022 at 10:00 a.m. EDT (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the Company’s 2021 Employee Stock Purchase Plan, which provides eligible employees with an opportunity to purchase the Company’s common shares at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986. There are 5,254,324 common shares reserved for issuance under the 2021 Employee Stock Purchase Plan, which amount is subject to increase or adjustment as set forth in the 2021 Employee Stock Purchase Plan. The Company’s executive officers are eligible to participate in the 2021 Employee Stock Purchase Plan.

The foregoing summary of the 2021 Employee Stock Purchase Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2021 Employee Stock Purchase Plan, filed hereto as Exhibit 10.1.

Item 5.07.           Submission of Matters to a Vote of Security Holders.

The actions set forth below were taken at the Annual Meeting. Of the Company’s 226,780,843 common shares outstanding and eligible to vote as of the record date of April 4, 2022, a quorum of more than two shareholders representing 141,068,581 shares, or 62.2% of the eligible shares, was present or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2022.

1.	Set the number of directors at 8.

Votes For	Votes Against	Votes Abstained
140,675,694	307,876	85,011

2.	Election of the following directors of the Company, to serve until the Company’s 2023 annual meeting of shareholders and until their respective successors have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Gerard Barron	114,035,721	140,639	26,892,221
Andrew Hall	113,954,224	222,136	26,892,221
Sheila Khama	113,554,189	622,171	26,892,221
Andrei Karkar	113,607,608	568,752	26,892,221
Christian Madsbjerg	113,966,658	209,702	26,892,221
Kathleen McAllister	114,046,677	129,683	26,892,221
Amelia Siamomua	113,960,980	215,380	26,892,221
Gina Stryker	113,547,389	628,971	26,892,221

3.	Approval of the Company’s 2021 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,002,240	1,292,349	20,881,771	26,892,221

4.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Votes For	Votes Withheld
140,871,801	196,780

Item 9.01.           Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.         Description

10.1	TMC the metals company Inc. 2021 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 99.1 of TMC the metals company Inc.’s registration statement on Form S-8, filed with the Commission on May 31, 2022 (File No. 333-265318)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: June 2, 2022	By:	/s/ Gerard Barron
	Name:	Gerard Barron
	Title:	Chief Executive Officer